Exhibit 99.2

PartnerRe Ltd.
Financial Supplement
Financial Information
as at March 31, 2015
(unaudited)
The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.
This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - March 31, 2015

PartnerRe Ltd.
Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.
The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.
Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.
Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.
Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the number of common shares and common share equivalents outstanding.
Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.
All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.
Life Value In Force
The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.
The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.
The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•
present value of future profits - which is defined as the net present value of shareholders’ projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•
cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•
time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.
Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.
The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.
The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Revenues
Gross premiums written	$1,748,933	$1,236,676	$1,361,280	$1,462,307	$1,871,740	$5,932,003	$5,569,706
Net premiums written	$1,653,215	$1,220,035	$1,342,690	$1,418,665	$1,738,494	$5,719,884	$5,396,526
(Increase) decrease in unearned premiums	(418,493)	225,695	213,924	(65,596)	(484,712)	(110,689)	(198,316)
Net premiums earned	1,234,722	1,445,730	1,556,614	1,353,069	1,253,782	5,609,195	5,198,210
Net investment income	104,631	114,686	118,176	129,967	116,867	479,696	484,367
Net realized and unrealized investment gains (losses)	115,645	98,329	(34,420)	165,717	142,172	371,796	(160,735)
Other income	4,292	4,297	2,223	9,265	404	16,190	16,565
Total revenues	1,459,290	1,663,042	1,642,593	1,658,018	1,513,225	6,476,877	5,538,407
Expenses
Losses and loss expenses and life policy benefits	721,281	869,923	959,543	883,846	749,457	3,462,770	3,157,808
Acquisition costs	275,791	324,884	321,756	302,573	264,608	1,213,822	1,077,628
Other expenses (1) (2)	124,750	122,539	108,615	107,072	111,462	449,688	500,466
Interest expense	12,245	12,244	12,241	12,240	12,238	48,963	48,929
Amortization of intangible assets	6,768	6,479	7,003	7,003	7,002	27,486	27,180
Net foreign exchange (gains) losses	(13,147)	(7,301)	(8,206)	(2,023)	(670)	(18,201)	18,203
Total expenses	1,127,688	1,328,768	1,400,952	1,310,711	1,144,097	5,184,528	4,830,214
Income before taxes and interest in (losses) earnings of equity method investments	331,602	334,274	241,641	347,307	369,128	1,292,349	708,193
Income tax expense	79,665	53,143	45,617	78,440	62,305	239,506	48,416
Interest in (losses) earnings of equity method investments	(3,838)	(1,013)	5,294	4,925	6,064	15,270	13,665
Net income	248,099	280,118	201,318	273,792	312,887	1,068,113	673,442
Net income attributable to noncontrolling interests	(2,182)	(3,225)	(4,920)	(1,951)	(3,044)	(13,139)	(9,434)
Net income attributable to PartnerRe	245,917	276,893	196,398	271,841	309,843	1,054,974	664,008
Preferred dividends	14,184	14,184	14,184	14,184	14,184	56,735	57,861
Loss on redemption of preferred shares	—	—	—	—	—	—	9,135
Net income attributable to PartnerRe common shareholders	$231,733	$262,709	$182,214	$257,657	$295,659	$998,239	$597,012
Operating earnings attributable to PartnerRe common shareholders	$150,536	$218,340	$226,660	$133,508	$176,910	$755,418	$721,733
Comprehensive income attributable to PartnerRe	$242,760	$251,528	$198,578	$288,630	$294,394	$1,033,129	$641,173
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$3.17	$4.48	$4.58	$2.66	$3.43	$15.10	$13.03
Net realized and unrealized investment gains (losses), net of tax	2.11	1.69	(0.72)	2.46	2.24	5.73	(2.30)
Net foreign exchange (losses) gains, net of tax	(0.33)	(0.61)	(0.24)	(0.06)	(0.02)	(0.92)	0.05
Loss on redemption of preferred shares	—	—	—	—	—	—	(0.16)
Interest in (losses) earnings of equity method investments, net of tax	(0.07)	(0.04)	0.06	0.07	0.07	0.17	0.16
Withholding tax on inter-company dividends, net of tax (2)	—	(0.13)	—	—	—	(0.12)	—
Basic net income	$4.88	$5.39	$3.68	$5.13	$5.72	$19.96	$10.78
Weighted average number of common shares outstanding	47,525,344	48,707,096	49,514,980	50,241,216	51,652,177	50,019,480	55,378,980
Diluted operating earnings (1)	$3.09	$4.37	$4.47	$2.60	$3.36	$14.76	$12.79
Net realized and unrealized investment gains (losses), net of tax	2.06	1.64	(0.70)	2.41	2.20	5.60	(2.25)
Net foreign exchange (losses) gains, net of tax	(0.32)	(0.60)	(0.23)	(0.06)	(0.02)	(0.90)	0.04
Loss on redemption of preferred shares	—	—	—	—	—	—	(0.16)
Interest in (losses) earnings of equity method investments, net of tax	(0.07)	(0.03)	0.06	0.07	0.07	0.17	0.16
Withholding tax on inter-company dividends, net of tax (2)	—	(0.12)	—	—	—	(0.12)	—
Diluted net income	$4.76	$5.26	$3.60	$5.02	$5.61	$19.51	$10.58
Weighted average number of common shares and common share equivalents outstanding	48,710,228	49,958,224	50,681,325	51,328,761	52,727,573	51,174,225	56,448,105
Dividends declared per common share	$0.70	$0.67	$0.67	$0.67	$0.67	$2.68	$2.56
(1) Includes costs related to the Company's proposed amalgamation with Axis and the restructuring of the Company’s business support operations and Global Non-life operations. See page 13 for the expense and per share data.

(2) Withholding taxes on certain inter-company dividends are included in other expenses.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,		December 31,
	2015		2014		2014		2014		2014		2013
Assets
Total investments	$15,038,946		$15,299,764		$15,288,212		$15,584,828		$15,479,461		$15,148,883
Funds held - directly managed	592,609		608,853		650,374		669,713		764,386		785,768
Cash and cash equivalents	1,413,799		1,313,468		1,519,287		1,208,220		1,269,037		1,496,485
Accrued investment income	150,255		158,737		171,050		170,508		190,169		185,717
Reinsurance balances receivable	2,899,821		2,454,850		2,974,668		3,015,727		3,064,301		2,465,713
Reinsurance recoverable on paid and unpaid losses	290,018		246,158		317,071		358,804		362,149		308,892
Funds held by reinsured companies	659,058		765,905		808,686		863,491		849,256		843,081
Deferred acquisition costs	706,779		661,186		707,481		755,769		725,584		644,952
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	152,836		159,604		166,083		173,085		180,088		187,090
Other assets	128,094		145,452		148,051		189,948		176,692		515,334
Total assets	$22,488,595		$22,270,357		$23,207,343		$23,446,473		$23,517,503		$23,038,295
Liabilities
Unpaid losses and loss expenses	$9,401,397		$9,745,806		$10,264,001		$10,399,775		$10,529,717		$10,646,318
Policy benefits for life and annuity contracts	1,996,519		2,050,107		2,113,463		2,127,412		2,118,479		1,974,133
Unearned premiums	2,159,446		1,750,607		2,048,550		2,357,544		2,299,250		1,723,767
Other reinsurance balances payable	188,941		182,395		237,175		254,750		269,487		202,549
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	666,475		616,042		656,909		528,600		638,982		904,380
Total liabilities	15,233,767		15,165,946		16,141,087		16,489,070		16,676,904		16,272,136
Total shareholders’ equity attributable to PartnerRe	7,197,145		7,048,910		7,013,980		6,910,047		6,780,928		6,709,532
Noncontrolling interests	57,683		55,501		52,276		47,356		59,671		56,627
Total shareholders’ equity	7,254,828		7,104,411		7,066,256		6,957,403		6,840,599		6,766,159
Total liabilities and shareholders’ equity	$22,488,595		$22,270,357		$23,207,343		$23,446,473		$23,517,503		$23,038,295
Diluted Book Value Per Common Share	$129.86		$126.21		$121.95		$118.96		$114.13		$109.26
Diluted Tangible Book Value Per Common Share	$118.40		$114.76		$110.75		$107.80		$103.10		$98.49
Number of Common Shares and Common Share Equivalents Outstanding	48,849,532		49,087,412		50,513,695		50,910,028		51,935,217		53,596,034
Capital Structure:
Senior notes (1)	$750,000	9%	$750,000	9%	$750,000	9%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11
Common shareholders’ equity attributable to PartnerRe	6,343,395	79	6,195,160	79	6,160,230	79	6,056,297	78	5,927,178	78	5,855,782	78
Total Capital	$8,010,529	100%	$7,862,294	100%	$7,827,364	100%	$7,723,431	100%	$7,594,312	100%	$7,522,916	100%

(1)
 PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Net cash provided by operating activities:
Underwriting operations	$44	$158	$240	$66	$33	$497	$337
Investment income	137	147	140	176	142	606	637
Taxes and foreign exchange	(42)	(36)	(18)	(100)	(96)	(250)	(147)
Net cash provided by operating activities	$139	$269	$362	$142	$79	$853	$827
Net cash provided by operating activities	$139	$269	$362	$142	$79	$853	$827
Net cash provided by (used in) investing activities	115	(247)	84	(15)	(71)	(250)	418
Net cash used in financing activities	(123)	(215)	(99)	(189)	(232)	(736)	(866)
Effect of foreign exchange rate changes on cash	(30)	(13)	(36)	1	(3)	(50)	(5)
Increase (decrease) in cash and cash equivalents	101	(206)	311	(61)	(227)	(183)	374
Cash and cash equivalents - beginning of period	1,313	1,519	1,208	1,269	1,496	1,496	1,122
Cash and cash equivalents - end of period	$1,414	$1,313	$1,519	$1,208	$1,269	$1,313	$1,496

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Net income attributable to PartnerRe	$245,917	$276,893	$196,398	$271,841	$309,843
Change in currency translation adjustment	(2,504)	(12,101)	1,412	17,020	(15,223)
Change in net unrealized gains or losses on investments, net of tax	(217)	(218)	(221)	(222)	(225)
Change in unfunded pension obligation, net of tax	(436)	(13,046)	989	(9)	(1)
Comprehensive income attributable to PartnerRe	$242,760	$251,528	$198,578	$288,630	$294,394

	For the year ended
	December 31,	December 31,
	2014	2013
Net income attributable to PartnerRe	$1,054,974	$664,008
Change in currency translation adjustment	(8,892)	(31,778)
Change in net unrealized gains or losses on investments, net of tax	(886)	(918)
Change in unfunded pension obligation, net of tax	(12,067)	9,861
Comprehensive income attributable to PartnerRe	$1,033,129	$641,173

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$473	$334	$427	$191	$1,425	$324	$—	$1,749
Net premiums written	$471	$331	$362	$176	$1,340	313	$—	$1,653
(Increase) decrease in unearned premiums	(132)	(157)	3	(118)	(404)	(14)	—	(418)
Net premiums earned	$339	$174	$365	$58	$936	$299	$—	$1,235
Losses and loss expenses and life policy benefits	(172)	(119)	(170)	(20)	(481)	(240)	—	(721)
Acquisition costs	(93)	(52)	(93)	(4)	(242)	(34)	—	(276)
Technical result	$74	$3	$102	$34	$213	$25	$—	$238
Other income					—	1	3	4
Other expenses					(52)	(15)	(58)	(125)
Underwriting result					$161	$11	n/a	$117
Net investment income						14	91	105
Allocated underwriting result (1)						$25	n/a	n/a
Net realized and unrealized investment gains							116	116
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							13	13
Income tax expense							(80)	(80)
Interest in losses of equity method investments							(4)	(4)
Net income							n/a	$248
Loss ratio (2)	50.7%	68.4%	46.7%	33.7%	51.4%
Acquisition ratio (3)	27.5	30.1	25.4	7.0	25.9
Technical ratio (4)	78.2%	98.5%	72.1%	40.7%	77.3%
Other expense ratio (5)					5.5
Combined ratio (6)					82.8%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other expenses.

(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5)	Other expense ratio is obtained by dividing other expenses by net premiums earned.

(6)	Combined ratio is defined as the sum of the technical ratio and the other expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$530	$364	$479	$210	$1,583	$289	$—	$1,872
Net premiums written	$527	$361	$389	$179	$1,456	$282	$—	$1,738
Increase in unearned premiums	(148)	(182)	(34)	(100)	(464)	(20)	—	(484)
Net premiums earned	$379	$179	$355	$79	$992	$262	$—	$1,254
Losses and loss expenses and life policy benefits	(260)	(94)	(201)	21	(534)	(215)	—	(749)
Acquisition costs	(92)	(54)	(79)	(8)	(233)	(32)	—	(265)
Technical result	$27	$31	$75	$92	$225	$15	$—	$240
Other income (loss)					1	1	(2)	—
Other expenses					(65)	(17)	(29)	(111)
Underwriting result					$161	$(1)	n/a	$129
Net investment income						15	102	117
Allocated underwriting result (1)						$14	n/a	n/a
Net realized and unrealized investment gains							142	142
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							—	—
Income tax expense							(62)	(62)
Interest in earnings of equity method investments							6	6
Net income							n/a	$313
Loss ratio (2)	68.6%	52.4%	56.6%	(26.5)%	53.8%
Acquisition ratio (3)	24.3	30.1	22.4	10.1	23.6
Technical ratio (4)	92.9%	82.5%	79.0%	(16.4)%	77.4%
Other expense ratio (5)					6.5
Combined ratio (6)					83.9%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015 (A)	2014	2014	2014	2014	2014	2013
Gross premiums written	$1,425	$923	$1,025	$1,136	$1,583	$4,667	$4,590
Net premiums written	$1,340	$917	$1,019	$1,108	$1,456	$4,500	$4,427
Net premiums earned	$936	$1,127	$1,227	$1,042	$992	$4,387	$4,235
Losses and loss expenses	(481)	(609)	(688)	(632)	(534)	(2,463)	(2,400)
Acquisition costs	(242)	(288)	(284)	(260)	(233)	(1,065)	(953)
Technical result	$213	$230	$255	$150	$225	$859	$882
Other income (loss)	—	2	(1)	1	1	3	3
Other expenses	(52)	(65)	(62)	(61)	(65)	(252)	(259)
Underwriting result	$161	$167	$192	$90	$161	$610	$626
Loss ratio (2)	51.4%	54.1%	56.1%	60.6%	53.8%	56.1%	56.7%
Acquisition ratio (3)	25.9	25.5	23.1	25.0	23.6	24.3	22.5
Technical ratio (4)	77.3%	79.6%	79.2%	85.6%	77.4%	80.4%	79.2%
Other expense ratio (5)	5.5	5.7	5.0	5.9	6.5	5.8	6.1
Combined ratio (6)	82.8%	85.3%	84.2%	91.5%	83.9%	86.2%	85.3%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(75.5) million and $(42.8) million, respectively, compared to the three months ended March 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015 (A)	2014	2014	2014	2014	2014	2013
Gross premiums written	$473	$340	$372	$400	$530	$1,642	$1,601
Net premiums written	$471	$338	$372	$392	$527	$1,630	$1,587
Net premiums earned	$339	$405	$424	$390	$379	$1,597	$1,533
Losses and loss expenses	(172)	(253)	(247)	(240)	(260)	(1,000)	(975)
Acquisition costs	(93)	(102)	(106)	(102)	(92)	(401)	(351)
Technical result	$74	$50	$71	$48	$27	$196	$207
Loss ratio (2)	50.7%	62.5%	58.2%	61.5%	68.6%	62.6%	63.6%
Acquisition ratio (3)	27.5	25.1	24.9	26.1	24.3	25.1	22.9
Technical ratio (4)	78.2%	87.6%	83.1%	87.6%	92.9%	87.7%	86.5%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	30%	26%	22%	31%	31%	28%	30%
Casualty	35	39	40	38	33	37	37
Credit/Surety	7	7	7	6	8	7	3
Motor	4	5	7	3	4	4	4
Multiline	10	8	6	8	9	8	6
Other	1	—	3	3	1	2	5
Property	13	15	15	11	14	14	15
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(3.0) million and $(1.8) million, respectively, compared to the three months ended March 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015 (A)	2014	2014	2014	2014	2014	2013
Gross premiums written	$334	$122	162	155	$364	$803	818
Net premiums written	$331	$122	164	148	$361	$794	811
Net premiums earned	$174	$200	202	187	$179	$768	743
Losses and loss expenses	(119)	(119)	(123)	(103)	(94)	(438)	(373)
Acquisition costs	(52)	(60)	(56)	(52)	(54)	(222)	(196)
Technical result	$3	$21	23	32	$31	$108	174
Loss ratio (2)	68.4%	59.4%	61.1%	54.6%	52.4%	57.0%	50.2%
Acquisition ratio (3)	30.1	29.9	27.6	27.9	30.1	28.9	26.4
Technical ratio (4)	98.5%	89.3%	88.7%	82.5%	82.5%	85.9%	76.6%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	7%	7%	8%	10%	8%	9%
Motor	36	48	43	37	37	40	37
Property	54	45	50	55	53	52	54
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(33.3) million and $(15.4) million, respectively, compared to the three months ended March 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015 (A)	2014	2014	2014	2014	2014	2013
Gross premiums written	$427	$448	$432	$438	$479	$1,797	$1,676
Net premiums written	$362	$446	$428	$432	$389	$1,696	$1,579
Net premiums earned	$365	$430	$448	$406	$355	$1,638	$1,506
Losses and loss expenses	(170)	(213)	(279)	(270)	(201)	(963)	(920)
Acquisition costs	(93)	(117)	(105)	(98)	(79)	(400)	(362)
Technical result	$102	$100	$64	$38	$75	$275	$224
Loss ratio (2)	46.7%	49.5%	62.3%	66.5%	56.6%	58.8%	61.1%
Acquisition ratio (3)	25.4	27.4	23.5	24.2	22.4	24.4	24.0
Technical ratio (4)	72.1%	76.9%	85.8%	90.7%	79.0%	83.2%	85.1%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	15%	12%	11%	14%	13%	13%	9%
Aviation/Space	11	15	13	13	8	13	13
Credit/Surety	14	14	16	15	19	16	19
Energy	4	5	5	5	3	4	5
Engineering	11	10	10	9	10	10	14
Marine	11	18	18	15	16	17	19
Multiline	12	8	8	6	10	8	3
Other	2	—	1	1	1	—	—
Specialty casualty	11	9	7	10	14	10	9
Specialty property	9	9	11	12	6	9	9
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(27.5) million and $(18.4) million, respectively, compared to the three months ended March 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015 (A)	2014	2014	2014	2014	2014	2013
Gross premiums written	$191	$13	59	143	$210	$425	$495
Net premiums written	$176	$11	55	136	$179	$380	$450
Net premiums earned	$58	$92	153	59	$79	$384	$453
Losses and loss expenses	(20)	(24)	(39)	(19)	21	(62)	(132)
Acquisition costs	(4)	(9)	(17)	(8)	(8)	(42)	(44)
Technical result	$34	$59	97	32	$92	$280	$277
Loss ratio (2)	33.7%	26.5%	25.2%	33.4%	(26.5)%	16.1%	29.0%
Acquisition ratio (3)	7.0	9.1	11.7	13.0	10.1	11.0	9.7
Technical ratio (4)	40.7%	35.6%	36.9%	46.4%	(16.4)%	27.1%	38.7%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(11.8) million and $(7.1) million, respectively, compared to the three months ended March 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015 (A)	2014	2014	2014	2014	2014	2013
Gross premiums written	$324	$314	$336	$326	$289	$1,265	$972
Net premiums written	$313	$302	$325	$311	$282	$1,220	$964
Net premiums earned	$299	$318	$331	$311	$262	$1,222	$957
Life policy benefits	(240)	(261)	(272)	(252)	(215)	(1,000)	(760)
Acquisition costs	(34)	(37)	(38)	(43)	(32)	(149)	(125)
Technical result	$25	$20	$21	$16	$15	$73	$72
Other income	1	2	2	3	1	8	11
Other expenses	(15)	(17)	(17)	(16)	(17)	(68)	(71)
Underwriting result	$11	$5	$6	$3	$(1)	$13	$12
Net investment income	14	16	14	15	15	60	61
Allocated underwriting result (1)	$25	$21	$20	$18	$14	$73	$73
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	27%	25%	24%	27%	16%	23%	15%
Longevity	22	25	26	22	25	25	26
Mortality	51	50	50	51	59	52	59
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(21.1) million and $(19.0) million, respectively, compared to the three months ended March 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Technical result	$—	$1	$(1)	$—	$—	$—	$8
Other income (loss)	3	—	1	5	(2)	5	3
Corporate expenses - amalgamation related costs (1)	(31)	—	—	—	—	—	—
Corporate expenses - costs of restructuring (2)	—	(6)	(3)	(2)	—	(11)	(58)
Corporate expenses	(27)	(35)	(26)	(27)	(28)	(118)	(105)
Other expenses	—	—	—	(1)	(1)	(1)	(7)
Net investment income	91	99	104	115	102	420	423
Net realized and unrealized investment gains (losses)	116	98	(34)	166	142	372	(161)
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(49)
Amortization of intangible assets	(7)	(6)	(7)	(7)	(7)	(27)	(27)
Net foreign exchange gains (losses)	13	7	8	2	—	18	(18)
Income tax expense	(80)	(53)	(46)	(78)	(62)	(239)	(49)
Interest in (losses) earnings of equity method investments	(4)	(1)	5	5	6	15	14

(1)
The amalgamation related costs relate to the company's proposed amalgamation with AXIS and consists of severance and transaction costs. During the three months ended March 31,2015, these costs had a per diluted share impact, pre-tax, of $0.63.

(2)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended December 31, 2014, the three months ended September 30, 2014 and the three months ended June 30, 2014, these costs predominantly comprised of facility exit costs. For the three months ended December 31, 2014, the three months ended September 30, 2014 and the three months ended June 30, 2014, these costs had a per diluted share impact, pre-tax, of $0.11, $0.07 and $0.05, respectively. During the year ended December 31, 2014, these costs predominantly comprised of facility exit costs. During the year ended December 31, 2013, these costs predominantly comprised of severance costs related to the Company's voluntary and involuntary termination plans, and to a lesser extent, facility exit costs. For the year ended December 31, 2014 and the year ended December 31, 2013, these costs had a per diluted share impact, pre-tax, of $0.21 and $1.03, respectively.

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	11%	12%	11%	12%	12%	12%
Motor	8	6	7	5	9	7	7
Multiline and other	6	5	5	5	5	5	4
Property	15	9	10	9	15	11	12
Specialty
Agriculture	12	12	10	13	12	12	11
Aviation/Space	2	6	4	4	2	4	4
Catastrophe	11	1	4	9	10	6	8
Credit/Surety	5	7	7	6	7	7	6
Energy	1	2	2	1	1	1	2
Engineering	2	4	3	3	2	3	4
Marine	2	6	6	5	4	5	6
Specialty casualty	3	3	2	3	3	3	3
Specialty property	2	3	4	4	2	3	3
Life and Health	19	25	24	22	16	21	18
	100%	100%	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	10%	10%	13%	13%	9%	11%	11%
Europe	43	38	39	35	45	40	40
Latin America, Caribbean and Africa	9	14	10	9	8	10	10
North America	38	38	38	43	38	39	39
	100%	100%	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	69%	68%	69%	69%	71%	69%	71%
Direct	31	32	31	31	29	31	29
	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	25%	11%	16%	11%	24%	16%	18%
Proportional	75	89	84	89	76	84	82
Total	100%	100%	100%	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	34%	4%	12%	8%	37%	22%	21%
Proportional	66	96	88	92	63	78	79
Total	100%	100%	100%	100%	100%	100%	100%
Global Specialty
Non-Proportional	24%	10%	13%	16%	26%	17%	19%
Proportional	76	90	87	84	74	83	81
Total	100%	100%	100%	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	113%	97%	96%	98%	98%	98%
Proportional	3	(13)	3	4	2	2	2
Total	100%	100%	100%	100%	100%	100%	100%
Non-life total
Non-Proportional	36%	11%	19%	23%	38%	25%	28%
Proportional	64	89	81	77	62	75	72
Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	March 31,			December 31,			September 30,			June 30,			March 31,			December 31,
	2015			2014			2014			2014			2014			2013
Investments:
Fixed maturities
U.S. government	$2,241		15%	$2,277		15%	$2,160		14%	$1,827		12%	$1,850		12%	$1,599		11%
U.S. government sponsored enterprises	58		—	39		—	25		—	29		—	16		—	25		—
U.S. states, territories and municipalities	621		4	531		3	321		2	221		1	130		1	124		1
Non-U.S. sovereign government, supranational and government related	1,557		10	1,976		13	2,209		14	2,289		15	2,332		15	2,354		15
Corporates	5,495		37	5,604		37	5,706		37	5,981		38	5,989		39	6,049		40
Mortgage/asset-backed securities	3,440		23	3,492		23	3,530		24	3,660		24	3,581		23	3,442		23
Total fixed maturities	13,412		89	13,919		91	13,951		91	14,007		90	13,898		90	13,593		90
Short-term investments	20		—	25		—	37		—	32		—	29		—	14		—
Equities	1,320		9	1,057		7	1,001		7	1,253		8	1,250		8	1,221		8
Other invested assets	287		2	299		2	299		2	293		2	302		2	321		2
Total investments	$15,039		100%	$15,300		100%	$15,288		100%	$15,585		100%	$15,479		100%	$15,149		100%
Cash and cash equivalents	1,414			1,313			1,519			1,208			1,269			1,496
Total investments and cash	$16,453			$16,613			$16,807			$16,793			$16,748			$16,645
Maturity distribution:
One year or less	$257		2%	$313		2%	$401		3%	$428		3%	$383		3%	$378		3
More than one year through five years	4,694		35	5,169		37	5,279		38	5,212		37	5,359		38	5,057		37
More than five years through ten years	3,669		27	3,719		27	3,747		27	3,790		27	3,806		27	3,962		29
More than ten years	1,372		10	1,251		9	1,031		7	949		7	798		6	768		6
Subtotal	9,992		74	10,452		75	10,458		75	10,379		74	10,346		74	10,165		75
Mortgage/asset-backed securities	3,440		26	3,492		25	3,530		25	3,660		26	3,581		26	3,442		25
Total	$13,432		100%	$13,944		100%	$13,988		100%	$14,039		100%	$13,927		100%	$13,607		100%
Credit quality by market value:
AAA	10%			11%			12%			12%			13%			14%
AA	45			46			44			43			42			41
A	19			19			19			20			21			21
BBB	17			16			17			17			16			16
Below Investment Grade/Unrated	9			8			8			8			8			8
	100%			100%			100%			100%			100%			100%
Expected average duration (1)	3.5	Yrs		3.7	Yrs		3.5	Yrs		3.4	Yrs		3.2	Yrs		3.0	Yrs
Average yield to maturity at market (1)	2.3%			2.4%			2.3%			2.2%			2.5%			2.5%
Average credit quality	A			A			A			A			A			A
 (1) Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

March 31, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,223,778	22.3%	7.4%	1.0%
Consumer noncyclical	773,920	14.1	4.7	0.2
Communications	619,651	11.3	3.8	0.5
Utilities	602,876	11.0	3.7	0.3
Energy	478,543	8.7	2.9	0.2
Consumer cyclical	449,134	8.2	2.7	0.3
Industrials	448,739	8.1	2.7	0.2
Insurance	286,444	5.2	1.8	0.2
Basic materials	163,706	3.0	1.0	0.2
Real estate investment trusts	120,035	2.2	0.7	0.1
Technology	118,230	2.1	0.7	0.2
Catastrophe bonds	87,191	1.6	0.5	0.1
Government guaranteed corporate debt	63,026	1.1	0.4	0.4
Longevity and mortality bonds	50,367	0.9	0.3	0.2
Diversified	9,327	0.2	0.1	—
Total Corporate bonds	$5,494,967	100.0%	33.4%
Finance sector - Corporate bonds
Banks	$705,066	12.8%	4.3%
Investment banking and brokerage	320,309	5.8	1.9
Financial services	145,520	2.7	0.9
Commercial and consumer finance	35,449	0.7	0.2
Other	17,434	0.3	0.1
Total finance sector - Corporate bonds	$1,223,778	22.3%	7.4%
	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$—	$107,574	$408,612	$162,226	$26,654	$705,066
Investment banking and brokerage	—	1,594	277,424	40,040	1,251	320,309
Financial services	—	116,838	21,867	5,127	1,688	145,520
Commercial and consumer finance	—	—	2,450	30,527	2,472	35,449
Other	—	—	—	17,434	—	17,434
Total finance sector - Corporate bonds	$—	$226,006	$710,353	$255,354	$32,065	$1,223,778
% of total	—%	18%	58%	21%	3%	100%
Concentration of investment risk
The top 10 Corporate bond issuers account for 16.1% of the Company’s total corporate bonds. The single largest issuer accounts for 2.9% of the Company’s total Corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	March 31, 2015
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$177,130	19.2%	1.1%	0.2%
Insurance	128,521	14.0	0.8	0.6
Consumer noncyclical	113,740	12.4	0.7	—
Energy	108,648	11.8	0.7	0.2
Finance	104,378	11.3	0.6	0.1
Technology	65,311	7.1	0.4	0.1
Consumer cyclical	59,747	6.5	0.4	—
Industrials	58,435	6.4	0.3	0.1
Communications	53,388	5.8	0.3	—
Utilities	28,946	3.1	0.2	—
Basic materials	21,290	2.3	0.1	—
Diversified	669	0.1	—	—
Total	$920,203	100.0%	5.6%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	142,104		0.8
Funds holding fixed income securities	257,977		1.6
Total Equities	$1,320,284		8.0%
Concentration of investment risk
The single largest fund in funds holding fixed income securities is a closed-end mutual fund holding municipal bonds which accounts for 18.9% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 26.3% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 10.6% of the Company’s total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)
Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2015
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
U.S. Asset-Backed Securities	$—	$—	$136,378	$133,300	$86,605	$—	$467,567	$823,850
U.S. Collaterized Mortgage Obligations	—	2,522	3,290	—	—	—	—	5,812
U.S. Mortgage Backed Securities (MBS)	385,634	1,378,976	—	—	—	—	—	1,764,610
U.S. Commercial Mortgage Backed Securities (CMBS)	5,589	—	7,728	10,127	18,820	2,994	1,947	47,205
U.S. MBS Interest Only	33,037	80,345	3,802	—	—	—	14,952	132,136
	$424,260	$1,461,843	$151,198	$143,427	$105,425	$2,994	$484,466	$2,773,613
Non-U.S. Asset-Backed Securities	$—	$—	$136,057	$61,655	$58,766	$20,577	$20,793	$297,848
Non-U.S. Collaterized Mortgage Obligations	—	—	123,210	46,596	52,513	—	—	222,319
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	7,418	—	—	—	—	7,418
Non-U.S. Mortgage Backed Securities (MBS)	—	—	138,586	—	—	—	—	138,586
	$—	$—	$405,271	$108,251	$111,279	$20,577	$20,793	$666,171
Total mortgage/asset-backed securities	$424,260	$1,461,843	$556,469	$251,678	$216,704	$23,571	$505,259	$3,439,784
Corporate Securities	—	57,555	—	—	—	—	—	57,555
Total	$424,260	$1,519,398	$556,469	$251,678	$216,704	$23,571	$505,259	$3,497,339
% of total	12%	43%	16%	7%	6%	1%	15%	100%

(1)
In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $280.6 million and a carrying value of $1.4 million at March 31, 2015 within Other Invested Assets.

PartnerRe Ltd.
Other Invested Assets including Private Markets and Derivative Exposures
(Expressed in thousands of U.S. dollars)
(Unaudited)
Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2015					December 31, 2014		September 30, 2014
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$100,058	$—	$100,058	$—	$100,058	$101,268	$101,268	$101,723	$101,723
Principal Finance - Derivative Exposure Assumed (2)	—	(22,131)	(22,131)	42,504	20,373	(17,804)	24,720	(11,315)	31,254
Insurance-Linked Securities	—	(320)	(320)	205,680	205,360	(336)	206,045	(375)	280,863
Strategic Investments	210,562	—	210,562	—	210,562	195,263	195,263	197,376	197,376
Total other invested assets - Private Markets Exposure Assumed	310,620	(22,451)	288,169	248,184	536,353	278,391	527,296	287,409	611,216
Other (3)	8,761	(10,334)	(1,573)			20,436		11,851
Total other invested assets	$319,381	$(32,785)	$286,596			$298,827		$299,260

(1)
The total net exposures originated in Private Markets are $1,548 million at March 31, 2015 ($1,572 million and $1,599 million at December 31, 2014 and September 30, 2014, respectively). In addition to the net exposures listed above of $536 million at March 31, 2015 ($527 million and $611 million at December 31, 2014 and September 30, 2014, respectively), the Company has the following other net exposures originated in Private Markets:

•
Principal Finance: $722 million of assets listed under Investments - Fixed Maturities and $11 million listed under Investments - Equities for a total exposure of $853 million at March 31, 2015 ($858 million and $858 million at December 31, 2014 and September 30, 2014, respectively).

•
Insurance-Linked Securities: $138 million of bonds listed under Investments - Fixed Maturities and $5 million listed under Investment - Equities for a total exposure of $348 million at March 31, 2015 ($361 million and $399 million at December 31, 2014 and September 30, 2014, respectively).

•
Strategic Investments: $135 million of assets listed under Investments - Equities and $2 million of assets listed under Other Assets for a total exposure of $347 million at March 31, 2015 ($353 million and $342 million at December 31, 2014 and September 30, 2014, respectively).

(2)
The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.

(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.
Funds Held - Directly Managed Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	March 31, 2015			December 31, 2014			September 30, 2014			June 30, 2014			March 31, 2014			December 31, 2013
Investments:
Fixed maturities
U.S. government	$107		25%	$105		22%	$104		22%	$105		20%	$104		17%	$108		19%
U.S. government sponsored enterprises	49		11	49		10	45		9	50		10	50		8	50		9
Non-U.S. sovereign government, supranational and government related	111		26	128		27	123		26	128		25	179		30	137		25
Corporates	145		33	177		38	192		40	215		42	245		41	249		44
Total fixed maturities	412		95%	459		97%	464		97%	498		97%	578		96	544		97
Short-term investments	11		2	—		—	—		—	—		—	3		1	2		—
Other invested assets	12		3	14		3	15		3	16		3	15		3	15		3
Total investments	$435		100%	$473		100%	$479		100%	$514		100%	$596		100%	$561		100%
Cash and cash equivalents	54			42			53			41			37			85
Total investments and cash	$489			$515			$532			$555			$633			$646
Accrued investment income	5			6			6			6			7			7
Other funds held assets/liabilities	99			88			112			109			124			133
Total funds held - directly managed	$593			$609			$650			$670			$764			$786
Maturity distribution:
One year or less	$71		17%	$77		16%	$87		19%	$72		15%	$99		17%	$89		16%
More than one year through five years	210		50	241		53	258		56	261		52	298		51	331		61
More than five years through ten years	142		33	141		31	117		25	165		33	157		27	109		20
More than ten years	—		—	—		—	2		—	—		—	27		5	17		3
Total	$423		100%	$459		100%	$464		100%	$498		100%	$581		100%	$546		100%
Credit quality by market value:
AAA	11%			12%			12%			12%			15%			13%
AA	66			64			64			62			58			58
A	16			17			17			18			21			22
BBB	7			7			7			8			6			7
	100%			100%			100%			100%			100%			100%
Expected average duration	3.3	Yrs		3.4	Yrs		3.1	Yrs		3.4	Yrs		3.3	Yrs		2.9	Yrs
Average yield to maturity at market	0.8%			1.0%			0.9%			1.1%			1.2%			1.2%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.
Distribution of Corporate Bonds
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	March 31, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$38,422	26.5%	7.9%	1.1%
Consumer noncyclical	23,799	16.4	4.9	1.7
Energy	22,156	15.3	4.5	1.9
Utilities	16,456	11.3	3.4	1.0
Communications	11,236	7.7	2.3	0.8
Basic materials	9,877	6.8	2.0	0.9
Consumer cyclical	8,027	5.5	1.6	1.5
Industrials	4,139	2.9	0.8	0.7
Technology	3,942	2.7	0.8	0.8
Government guaranteed corporate debt	3,729	2.6	0.8	0.7
Real estate investment trusts	3,279	2.3	0.7	0.7
Total Corporate bonds	$145,062	100.0%	29.7%
Finance sector - Corporate bonds
Banks	$30,012	20.7%	6.2%
Financial services	8,410	5.8	1.7
Total finance sector - Corporate bonds	$38,422	26.5%	7.9%
	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$13,207	$1,669	$13,822	$1,314	$30,012
Financial services	—	4,173	4,237	—	8,410
Total finance sector - Corporate bonds	$13,207	$5,842	$18,059	$1,314	$38,422
% of total	34%	15%	47%	4%	100%
Concentration of investment risk
The Top 10 corporate bond issuers account for 41.1% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 6.5% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Fixed maturities	$102,619	$109,468	$108,290	$114,637	$111,019	$443,414	$446,299
Short-term investments, cash and cash equivalents	140	190	216	193	269	868	1,886
Equities	5,915	6,720	11,999	14,473	7,134	40,326	32,989
Funds held and other	4,623	8,996	7,493	8,963	7,740	33,192	34,215
Funds held - directly managed	3,022	3,194	3,485	3,229	3,933	13,841	20,502
Investment expenses	(11,688)	(13,882)	(13,307)	(11,528)	(13,228)	(51,945)	(51,524)
Net investment income (1)	$104,631	$114,686	$118,176	$129,967	$116,867	$479,696	$484,367
Net realized investment gains on fixed maturities and short-term investments	$51,858	$26,699	$37,809	$31,205	$25,022	$120,734	$118,575
Net realized investment gains on equities	20,365	30,334	33,894	33,678	827	98,733	75,217
Net realized (losses) gains on other invested assets	(7,749)	(19,887)	7,019	(17,753)	9,935	(20,686)	20,497
Change in net unrealized (losses) gains on other invested assets	(21,640)	(11,843)	(6,538)	(14,121)	(25,678)	(58,180)	56,652
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	76,971	61,085	(75,537)	123,434	119,799	228,781	(525,787)
Change in net unrealized investment (losses) gains on equities	(7,016)	17,052	(31,093)	6,322	10,325	2,605	118,010
Net other realized and unrealized investment (losses) gains	—	(5,801)	575	611	991	(3,624)	(2,107)
Net realized and unrealized investment gains (losses) on funds held - directly managed	2,856	690	(549)	2,341	951	3,433	(21,792)
Net realized and unrealized investment gains (losses)	$115,645	$98,329	$(34,420)	$165,717	$142,172	$371,796	$(160,735)

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended March 31, 2015, net investment income includes foreign exchange impacts of $(3.3) million compared to the three months ended March 31, 2014.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Fixed maturities	$2,809	$3,000	$3,128	$2,936	$3,725	$12,789	$18,804
Short-term investments, cash and cash equivalents	14	11	8	9	31	59	1,246
Other	368	399	527	456	378	1,760	1,287
Investment expenses	(169)	(216)	(178)	(172)	(201)	(767)	(835)
Net investment income	$3,022	$3,194	$3,485	$3,229	$3,933	$13,841	$20,502
Net realized investment gains (losses) on fixed maturities and short-term investments	$170	$194	$(32)	$1,601	$197	$1,959	$6,021
Net realized investment gains on other invested assets	146	53	—	—	—	53	19
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	2,358	946	(209)	259	942	1,938	(24,176)
Change in net unrealized investment gains (losses) on other invested assets	182	(503)	(308)	481	(188)	(517)	(3,656)
Net realized and unrealized investment gains (losses) on funds held - directly managed	$2,856	$690	$(549)	$2,341	$951	$3,433	$(21,792)

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$9,745,806	$10,264,001	$10,399,775	$10,529,717	$10,646,318	$10,646,318	$10,709,371
Reinsurance recoverable at beginning of period	(214,349)	(249,338)	(244,543)	(251,666)	(267,384)	(267,384)	(291,330)
Net liability at beginning of period	9,531,457	10,014,663	10,155,232	10,278,051	10,378,934	10,378,934	10,418,041
Net incurred losses related to:
Current year	705,176	779,029	853,508	792,275	698,170	3,122,981	3,118,755
Prior years	(224,337)	(169,443)	(165,763)	(160,880)	(164,327)	(660,413)	(721,499)
	480,839	609,586	687,745	631,395	533,843	2,462,568	2,397,256
Change in reserve agreement (1)	13,108	(16,977)	—	2,324	(10,760)	(25,412)	(49,544)
Net losses paid	(471,676)	(882,812)	(513,127)	(767,435)	(635,175)	(2,798,549)	(2,401,559)
Effects of foreign exchange rate changes	(349,312)	(193,003)	(315,187)	10,897	11,209	(486,084)	14,740
Net liability at end of period	9,204,416	9,531,457	10,014,663	10,155,232	10,278,051	9,531,457	10,378,934
Reinsurance recoverable at end of period	196,981	214,349	249,338	244,543	251,666	214,349	267,384
Gross liability at end of period	$9,401,397	$9,745,806	$10,264,001	$10,399,775	$10,529,717	$9,745,806	$10,646,318
Breakdown of gross liability at end of period:
Case reserves	$3,975,276	$4,236,038	$4,420,406	$4,425,723	$4,552,142	$4,236,038	$4,663,164
Additional case reserves	229,363	253,890	321,607	380,582	332,758	253,890	403,145
Incurred but not reported reserves	5,196,758	5,255,878	5,521,988	5,593,470	5,644,817	5,255,878	5,580,009
Gross liability at end of period	$9,401,397	$9,745,806	$10,264,001	$10,399,775	$10,529,717	$9,745,806	$10,646,318
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,317,662	$3,307,948	$3,541,332	$3,468,159	$3,550,399	$3,307,948	$3,535,946
Global (Non-U.S.) P&C	2,021,090	2,175,965	2,261,968	2,364,579	2,428,416	2,175,965	2,444,129
Global Specialty	3,620,345	3,769,758	3,924,377	3,975,834	3,920,012	3,769,758	3,951,543
Catastrophe	442,300	492,135	536,324	591,203	630,890	492,135	714,700
Gross liability at end of period	$9,401,397	$9,745,806	$10,264,001	$10,399,775	$10,529,717	$9,745,806	$10,646,318
Unrecognized time value of non-life reserves (2)	$369,059	$474,258	$603,499	$621,803	$665,021	$474,258	$733,528
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	98.1%	144.8%	74.6%	121.6%	119.0%	113.6%	100.2%
Non-life paid losses to net premiums earned ratio	50.4%	78.3%	41.9%	73.7%	64.0%	63.8%	56.6%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,050,107	$2,113,463	$2,127,412	$2,118,479	$1,974,133	$1,974,133	$1,813,244
Reinsurance recoverable at beginning of period	(29,495)	(25,433)	(23,703)	(7,691)	(7,022)	(7,022)	(20,684)
Net liability at beginning of period	2,020,612	2,088,030	2,103,709	2,110,788	1,967,111	1,967,111	1,792,560
Net incurred losses related to:
Current year	254,450	269,438	273,394	258,100	218,307	1,019,240	799,596
Prior years	(14,008)	(9,101)	(1,596)	(5,649)	(2,693)	(19,038)	(39,044)
	240,442	260,337	271,798	252,451	215,614	1,000,202	760,552
Net losses paid	(166,408)	(252,950)	(178,847)	(274,295)	(74,812)	(780,905)	(625,546)
Effects of foreign exchange rate changes	(127,374)	(74,805)	(108,630)	14,765	2,875	(165,796)	39,545
Net liability at end of period	1,967,272	2,020,612	2,088,030	2,103,709	2,110,788	2,020,612	1,967,111
Reinsurance recoverable at end of period	29,247	29,495	25,433	23,703	7,691	29,495	7,022
Gross liability at end of period	$1,996,519	$2,050,107	$2,113,463	$2,127,412	$2,118,479	$2,050,107	$1,974,133
Life value in force	$109,900	$145,100	$180,200	$197,000	$208,300	$145,100	$188,000

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2014	2014	2014	2014	2014	2013
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$82,536	$76,235	$82,788	$67,404	$24,515	$250,942	$222,839
Global (Non-U.S.) P&C	18,031	27,999	29,404	30,278	46,713	134,394	180,052
Global Specialty	109,675	78,278	50,959	69,244	59,214	257,696	227,383
Catastrophe	14,095	(13,069)	2,612	(6,046)	33,885	17,381	91,225
Total Non-life net prior year reserve development	$224,337	$169,443	$165,763	$160,880	$164,327	$660,413	$721,499
Non-life segment:
Net prior year reserve development due to changes in premiums	$(3,540)	$(8,389)	$(11,215)	$(8,631)	$(9,669)	$(37,940)	$(70,810)
Net prior year reserve development due to all other factors (2)	227,877	177,832	176,978	169,511	173,996	698,353	792,309
Total Non-life net prior year reserve development	$224,337	$169,443	$165,763	$160,880	$164,327	$660,413	$721,499
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$4,977	$3,481	$(329)	$980	$3,031	$7,163	$26,617
Net prior year reserve development due to all other factors (2)	9,031	5,620	1,925	4,669	(338)	11,875	12,427
Total Life and Health net prior year reserve development	$14,008	$9,101	$1,596	$5,649	$2,693	$19,038	$39,044

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At March 31, 2015, a 10% increase in the referenced global equity market would have decreased reserves by approximately $1.7 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $2.2 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Expressed in millions of U.S. dollars)
(Unaudited)
Single occurrence estimated net PML exposure (1)(2)

		January 1, 2015 (2)		October 1, 2014 (2)		July 1, 2014 (2)		April 1, 2014		January 1, 2014
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	$765		$757		$757		$966		$908
U.S. Northeast	Hurricane	963		909		909		1,014		1,008
U.S. Gulf Coast	Hurricane	850		870		870		978		960
Caribbean	Hurricane	179		189		189		183		192
Europe	Windstorm	606		722		722		630		626
Japan	Typhoon	145		145		145		147		128
California	Earthquake	609	$730	588	$675	588	$675	587	$689	589	$668
British Columbia	Earthquake	223	414	204	391	204	391	209	431	214	378
Japan	Earthquake	393	440	427	481	427	481	433	465	432	466
Australia	Earthquake	305	415	367	495	367	495	348	449	332	426
New Zealand	Earthquake	194	229	218	279	218	279	193	222	203	223

(1)
The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

(2)
Effective July 1, 2014, the Company introduced a new methodology to calculate the Natural Catastrophe PML that uses a more granular application of pricing adjustments, correlation, and retrocession at the treaty level. In the above table, only the data subsequent to April 1, 2014 reflects the new methodology. The table on page 29 shows the impact of the new methodology on the gross PML data reported as of April 1, 2014.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Unaudited)
Impact of new methodology on estimated gross PML exposure (April 1, 2014) (1)

		April 1, 2014 (1)
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	(12)%
U.S. Northeast	Hurricane	(5)
U.S. Gulf Coast	Hurricane	(7)
Caribbean	Hurricane	3
Europe	Windstorm	9
Japan	Typhoon	1
California	Earthquake	(8)	(3)%
British Columbia	Earthquake	(5)	—
Japan	Earthquake	(1)	(3)
Australia	Earthquake	—	4
New Zealand	Earthquake	—	4

(1)
Effective July 1, 2014, the Company introduced a new methodology to calculate the Natural Catastrophe PML that uses a more granular application of pricing adjustments, correlation, and retrocession at the treaty level. The table above shows the impact of the new methodology on the gross PML data reported as of April 1, 2014 (see page 28).

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015 (2)	2014	2014	2014	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income per share attributable to common shareholders (1)	15.1%	19.3%	13.2%	18.4%	20.5%	17.9%	10.5%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	6.5	6.0	(2.5)	8.8	8.0	5.1	(2.2)
Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(1.0)	(2.2)	(0.9)	(0.2)	(0.1)	(0.8)	—
Annualized net interest in (losses) earnings of equity method investments, net of tax, on beginning diluted book value per common share (1)	(0.2)	(0.1)	0.2	0.3	0.3	0.2	0.2
Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	—	—	—	—	—	(0.2)
Withholding tax on inter-company dividends, net of tax, on beginning diluted book value per common share (1)	—	(0.4)	—	—	—	(0.1)	—
Annualized operating return on beginning diluted book value per common share (1)	9.8%	16.0%	16.4%	9.5%	12.3%	13.5%	12.7%
Net income attributable to PartnerRe	$245,917	$276,893	$196,398	$271,841	$309,843	$1,054,974	$664,008
Less:
Net realized and unrealized investment gains (losses), net of tax	100,311	82,128	(35,426)	123,734	115,817	286,252	(127,182)
Net foreign exchange (losses) gains, net of tax	(15,801)	(29,824)	(11,913)	(3,175)	(971)	(45,883)	2,521
Interest in (losses) earnings of equity method investments, net of tax	(3,313)	(1,810)	2,893	3,590	3,903	8,577	9,075
Withholding tax on inter-company dividends, net of tax	—	(6,125)	—	—	—	(6,125)	—
Dividends to preferred shareholders	14,184	14,184	14,184	14,184	14,184	56,735	57,861
Operating earnings attributable to PartnerRe common shareholders	$150,536	$218,340	$226,660	$133,508	$176,910	$755,418	$721,733
Per diluted common share:
Net income attributable to PartnerRe common shareholders	$4.76	$5.26	$3.60	$5.02	$5.61	$19.51	$10.58
Less:
Net realized and unrealized investment gains (losses), net of tax	2.06	1.64	(0.70)	2.41	2.20	5.60	(2.25)
Net foreign exchange (losses) gains, net of tax	(0.32)	(0.60)	(0.23)	(0.06)	(0.02)	(0.90)	0.04
Loss on redemption of preferred shares	—	—	—	—	—	—	(0.16)
Interest in (losses) earnings of equity method investments, net of tax	(0.07)	(0.03)	0.06	0.07	0.07	0.17	0.16
Withholding tax on inter-company dividends, net of tax	—	(0.12)	—	—	—	(0.12)	—
Operating earnings attributable to PartnerRe common shareholders	$3.09	$4.37	$4.47	$2.60	$3.36	$14.76	$12.79
(1) Excluding preferred shares of $853,750 at January 1, 2015 and 2014 and $893,750 at January 1, 2013.
(2) Amalgamation related costs, pre-tax, (see page 13) are $30,880, or $0.63 per diluted share, or 2.0% points on the annualized operating return on beginning diluted book value per common share. After-tax, operating earnings attributable to PartnerRe common shareholders adjusted to be before the amalgamation related costs are $181,416, or $3.72 per diluted share, or an 11.8% annualized operating return on beginning diluted book value per common share.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2014	2014	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$7,254,828	$7,104,411	$7,066,256	$6,957,403	$6,840,599	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	57,683	55,501	52,276	47,356	59,671	56,627
Common shareholders’ equity attributable to PartnerRe	6,343,395	6,195,160	6,160,230	6,056,297	5,927,178	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	103,276	105,652	109,327	111,990	116,331	120,900
Tangible book value	$5,783,739	$5,633,128	$5,594,523	$5,487,927	$5,354,467	$5,278,502
Common shares and common share equivalents outstanding	48,849,532	49,087,412	50,513,695	50,910,028	51,935,217	53,596,034
Equals:
Diluted tangible book value per common share	$118.40	$114.76	$110.75	$107.80	$103.10	$98.49

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2014	2014	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$7,254,828	$7,104,411	$7,066,256	$6,957,403	$6,840,599	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	57,683	55,501	52,276	47,356	59,671	56,627
Common shareholders’ equity attributable to PartnerRe	6,343,395	6,195,160	6,160,230	6,056,297	5,927,178	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	103,276	105,652	109,327	111,990	116,331	120,900
Tangible book value	5,783,739	5,633,128	5,594,523	5,487,927	5,354,467	5,278,502
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	391,377	355,028	316,706	388,648	299,871	223,995
Book value excluding NURGL	$5,952,018	$5,840,132	$5,843,524	$5,667,649	$5,627,307	$5,631,787
Tangible book value excluding NURGL	$5,392,362	$5,278,100	$5,277,817	$5,099,279	$5,054,596	$5,054,507
Divided by:
Number of common shares and common share equivalents outstanding	48,849,532	49,087,412	50,513,695	50,910,028	51,935,217	53,596,034
Equals:
Diluted book value per common share excluding NURGL	$121.84	$118.97	$115.68	$111.33	$108.35	$105.08
Diluted tangible book value per common share excluding NURGL	$110.39	$107.52	$104.48	$100.16	$97.33	$94.31

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2014	2014	2014	2014	2013
Basic book value per common share
Total shareholders’ equity	$7,254,828	$7,104,411	$7,066,256	$6,957,403	$6,840,599	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	57,683	55,501	52,276	47,356	59,671	56,627
Common shareholders’ equity attributable to PartnerRe	$6,343,395	$6,195,160	$6,160,230	$6,056,297	$5,927,178	$5,855,782
Basic common shares outstanding	47,664,648	47,836,284	49,347,349	49,822,482	50,859,821	52,443,434
Basic book value per common share	$133.08	$129.51	$124.83	$121.56	$116.54	$111.66
Common shareholders’ equity attributable to PartnerRe	$6,343,395	$6,195,160	$6,160,230	$6,056,297	$5,927,178	$5,855,782
Basic common shares outstanding	47,664,648	47,836,284	49,347,349	49,822,482	50,859,821	52,443,434
Add:
Stock options and other	1,734,600	1,997,735	2,005,535	2,121,937	2,230,335	2,382,771
Restricted stock units	881,806	931,283	895,359	893,521	848,006	870,054
Less:
Stock options and other bought back via treasury stock method	1,431,522	1,677,890	1,734,548	1,927,912	2,002,945	2,100,225
Diluted common shares and common share equivalents outstanding	48,849,532	49,087,412	50,513,695	50,910,028	51,935,217	53,596,034
Diluted book value per common share	$129.86	$126.21	$121.95	$118.96	$114.13	$109.26

(1)
This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the three months ended March 31, 2015		As at and for the three months ended March 31, 2014
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,195	$126.21	$5,856	$109.26
Technical result	238	4.88	240	4.54
Other expenses	(125)	(2.56)	(111)	(2.11)
Net investment income	105	2.15	117	2.22
Amortization of intangible assets	(7)	(0.14)	(7)	(0.13)
Other, net	(11)	(0.23)	(15)	(0.27)
Operating income tax expense	(35)	(0.72)	(33)	(0.62)
Preferred dividends	(14)	(0.29)	(14)	(0.27)
Operating earnings	151	3.09	177	3.36
Net realized and unrealized investment gains, net of tax	100	2.06	116	2.20
Net foreign exchange losses, net of tax	(16)	(0.32)	(1)	(0.02)
Interest in (losses) earnings of equity method investments, net of tax	(3)	(0.07)	4	0.07
Net income attributable to PartnerRe common shareholders	232	4.76	296	5.61
Common share dividends	(33)	(0.70)	(35)	(0.67)
Change in currency translation adjustment	(3)	(0.06)	(15)	(0.29)
Repurchase of common shares, net	(47)	(0.52)	(174)	(0.02)
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.01)	(1)	—
Impact of change in number of common and common share equivalents outstanding	n/a	0.18	n/a	0.24
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,343	$129.86	$5,927	$114.13
Goodwill	(456)	(9.34)	(456)	(8.79)
Intangible assets, net of tax	(103)	(2.12)	(117)	(2.24)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,784	118.40	$5,354	$103.10

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the year ended December 31, 2014		As at and for the year ended December 31, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,856	$109.26	$6,040	$100.84
Technical result	932	18.21	962	17.06
Other expenses	(450)	(8.79)	(500)	(8.87)
Net investment income	480	9.37	484	8.58
Amortization of intangible assets	(27)	(0.53)	(27)	(0.48)
Other, net	(40)	(0.77)	(47)	(0.85)
Operating income tax expense	(83)	(1.62)	(92)	(1.63)
Preferred dividends	(57)	(1.11)	(58)	(1.02)
Operating earnings	755	14.76	722	12.79
Net realized and unrealized investment gains (losses), net of tax	286	5.60	(127)	(2.25)
Net foreign exchange (losses) gains, net of tax	(46)	(0.90)	2	0.04
Loss on redemption of preferred shares	—	—	(9)	(0.16)
Interest in earnings of equity method investments, net of tax	9	0.17	9	0.16
Withholding tax on inter-company dividend, net of tax	(6)	(0.12)	—	—
Net income attributable to PartnerRe common shareholders	998	19.51	597	10.58
Common share dividends	(134)	(2.68)	(142)	(2.56)
Change in currency translation adjustment	(9)	(0.17)	(32)	(0.56)
Repurchase of common shares, net	(503)	0.55	(616)	0.84
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.16
Change in other accumulated comprehensive income or loss, net of tax	(13)	(0.25)	9	0.16
Impact of change in number of common and common share equivalents outstanding	n/a	(0.01)	n/a	(0.05)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,195	$126.21	$5,856	$109.26
Goodwill	(456)	(9.30)	(456)	(8.51)
Intangible assets, net of tax	(106)	(2.15)	(121)	(2.26)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,633	$114.76	$5,279	$98.49